                                                                    EXHIBIT 1.03

                         FORM OF LETTER OF TRANSMITTAL

                             OFFER FOR OUTSTANDING
             9 1/2% SERIES A SENIOR SUBORDINATED NOTES DUE 2007 AND
          10 1/2% SERIES A SENIOR SUBORDINATED DISCOUNT NOTES DUE 2007
                         IN EXCHANGE FOR, RESPECTIVELY,
             9 1/2% SERIES B SENIOR SUBORDINATED NOTES DUE 2007 AND
          10 1/2% SERIES B SENIOR SUBORDINATED DISCOUNT NOTES DUE 2007
                                       OF
                         FALCON BUILDING PRODUCTS, INC.

       THIS EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
                 , 1997, UNLESS EXTENDED.
--------------------------------------------------------------------------------

    THE EXCHANGE AGENT IS HARRIS TRUST AND SAVINGS BANK, WHOSE MAILING ADDRESS, FACSIMILE NUMBER AND TELEPHONE NUMBER ARE AS FOLLOWS:

       BY REGISTERED OR CERTIFIED MAIL:              BY HAND DELIVERY OR OVERNIGHT COURIER:
         Harris Trust and Savings Bank                    Harris Trust and Savings Bank
     c/o Harris Trust Company of New York             c/o Harris Trust Company of New York
                 P.O. Box 1010                                   77 Water Street
              Wall Street Station                                   4th Floor
         New York, New York 10268-1010                      New York, New York 10005

                            FACSIMILE TRANSMISSION:
                                 (212) 701-7636

                             CONFIRM BY TELEPHONE:
                                 (212) 701-7624

                                  DESCRIPTION OF SECURITIES TENDERED
                                                                CERTIFICATE
   NAME AND ADDRESS OF REGISTERED HOLDER AS IT APPEARS           NUMBER(S)        PRINCIPAL AMOUNT OF
      ON THE PRIVATELY PLACED 9 1/2% SERIES A SENIOR            OF OLD NOTES           OLD NOTES
        SUBORDINATED NOTES DUE 2007 ("OLD NOTES")               TRANSMITTED           TRANSMITTED

   NAME AND ADDRESS OF REGISTERED HOLDER AS IT APPEARS          CERTIFICATE
     ON THE PRIVATELY PLACED 10 1/2% SERIES A SENIOR             NUMBER(S)        PRINCIPAL AMOUNT OF
   SUBORDINATED DISCOUNT NOTES DUE 2007 ("OLD DISCOUNT        OF OLD DISCOUNT      OLD DISCOUNT NOTES
                         NOTES")                             NOTES TRANSMITTED        TRANSMITTED

            NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE
                      ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

    1. The undersigned hereby agrees to exchange the aggregate principal amount of privately placed 9 1/2% Series A Senior Subordinated Notes Due 2007 (the "Old Notes") or 10 1/2% Series A Senior Subordinated Discount Notes Due 2007 (the "Old Discount Notes"), as the case may be, for a like principal amount of 9 1/2% Series B Senior Subordinated Notes Due 2007 (the "Notes") or 10 1/2% Series B Senior Subordinated Discount Notes Due 2007 (the "Discount Notes") of the Company, upon the terms and subject to the conditions contained in the Registration Statement on Form S-4 filed by Falcon Building Products, Inc., a Delaware corporation, with the Securities and Exchange Commission (the "Registration Statement") and the accompanying Prospectus dated
                , 1997 included therein (the "Prospectus"), receipt of which is hereby acknowledged.

    2. If the undersigned is tendering Old Notes, the undersigned hereby acknowledges and agrees that the Notes will bear interest from and including June 17, 1997, the date of issuance of the Old Notes. Accordingly, the undersigned will forego accrued but unpaid interest on his, her or its Old Notes that are exchanged for Notes from and including June 17, 1997 but will receive such interest under the Notes.

    3. If the undersigned is tendering Old Discount Notes, the undersigned hereby acknowledges and agrees that the Accreted Value (as defined) of the Discount Notes, when issued, will equal the Accreted Value of the Old Discount Notes exchanged therefor.

    4. If the undersigned is tendering Old Discount Notes, the undersigned hereby acknowledges and agrees that the Accreted Value (as defined) of the Discount Notes, when issued, will equal the Accreted Value of the Old Discount Notes exchanged therefor.

    5. The undersigned hereby represents and warrants that he, she or it has full authority to tender the Old Notes or Old Discount Notes, as the case may be, described above. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the exchange of Old Notes or such Old Discount Notes, as the case may be.

    6. The undersigned understands that the tender of the Old Notes or Old Discount Notes, as the case may be, pursuant to all of the procedures set forth in the Prospectus will constitute an agreement between the undersigned and the Company as to the terms and conditions set forth in the Prospectus.

    7. The undersigned hereby represents and warrants that the undersigned is acquiring the Notes or the Discount Notes, as the case may be, in the ordinary course of the business of the undersigned and that the undersigned is not engaged in, and does not intend to engage in, a distribution of the Notes or the Discount Notes.

    8. If the undersigned is a broker-dealer, (i) it hereby represents and warrants that it acquired the Old Notes or Old Discount Notes, as the case may be, for its own account as a result of market-making activities or other trading activities and (ii) it hereby acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act of 1933, as amended (the "Securities Act"), in connection with any resale of the Notes or the Discount Notes received hereby. The acknowledgment contained in the foregoing sentence shall not be deemed an admission that the undersigned is an "underwriter" within the meaning of the Securities Act.

    9. Any obligation of the undersigned hereunder shall be binding upon the successors, assigns, executors, administrators, trustees in bankruptcy and legal and personal representatives of the undersigned.

                   SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS
                              (SEE INSTRUCTION 1)

      To be completed ONLY IF the Notes or Discount Notes, as the case may be, are to be issued in the name of someone other than the undersigned or are to be sent to someone other than the undersigned or to the undersigned at an address other than that provided above.

  Issue to:

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

  Mail to:

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

                                   SIGNATURE

                          (NAME OF REGISTERED HOLDER)

  By: ________________________________________________________________________

    Name: ____________________________________________________________________

    Title: ___________________________________________________________________

  Date: ______________________________________________________________________

      (Must be signed by registered holder exactly as name appears on Old Notes or Old Discount Notes, as the case may be. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.)

  Address: ___________________________________________________________________

                                         _____________________________________

  Telephone No. ______________________________________________________________

  Taxpayer Identification No.: _______________________________________________

  Signature Guaranteed By: ___________________________________________________
                                         (See Instruction 1)

  Title: _____________________________________________________________________

  Name of Institution: _______________________________________________________

  Address: ___________________________________________________________________

  Date: ______________________________________________________________________

                   PLEASE READ THE INSTRUCTIONS BELOW, WHICH
                   FORM A PART OF THIS LETTER OF TRANSMITTAL.

                                  INSTRUCTIONS

    1. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office in the United States which is a member of a recognized Medallion Signature Program approved by the Securities Transfer Association, Inc. (an "Eligible Institution") unless (i) the "Special Issuance and Delivery Instructions" above have not been completed or
(ii) the Old Notes or Old Discount Notes, as the case may be, described above are tendered for the account of an Eligible Institution.

    2.  DELIVERY OF LETTER OF TRANSMITTAL AND OLD NOTES OR OLD DISCOUNT
NOTES. The Old Notes or Old Discount Notes, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), should be mailed or delivered to the Exchange Agent at the address set forth above.

    THE METHOD OF DELIVERY OF OLD NOTES OR OLD DISCOUNT NOTES AND OTHER DOCUMENTS IS AT THE ELECTION AND RISK OF THE RESPECTIVE HOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL (WITH RETURN RECEIPT), PROPERLY INSURED, IS SUGGESTED.

    3. GUARANTEED DELIVERY PROCEDURES. Registered holders who wish to tender their Old Notes or Old Discount Notes and (i) whose Old Notes or Old Discount Notes, as the case may be, are not immediately available or (ii) who cannot deliver such Old Notes or Old Discount Notes, the Letter of Transmittal or any other required documents to the Exchange Agent prior to the Expiration Date, may effect a tender if:

    (a) The tender is made through an Eligible Institution;

    (b) Prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the registered holder of the Old Notes or Old Discount Notes, as the case may be, the certificate number or numbers of such Old Notes or Old Discount Notes and the principal amount of Old Notes or Old Discount Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof) together with the certificate(s) representing such Old Notes or Old Discount Notes and any other documents required by the Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and

    (c) Such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as the certificate(s) representing all tendered Old Notes or Old Discount Notes, as the case may be, in proper form for transfer and all other documents required by the Letter of Transmittal are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

    Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to registered holders who wish to tender their Old Notes or Old Discount Notes according to the guaranteed delivery procedures set forth above.

    4. SIGNATURES ON LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by a person other than a registered holder of any Old Notes or Old Discount Notes, such Old Notes or Old Discount Notes, as the case may be, must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear on such Old Notes or Old Discount Notes.

    If this Letter of Transmittal or any Old Notes or Old Discount Notes or bond power is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

    5. EXCHANGE OF OLD NOTES OR OLD DISCOUNT NOTES ONLY. Only the above-described Old Notes or Old Discount Notes may be exchanged for, respectively, Notes or Discount Notes pursuant to the Exchange Offer.

    6. MISCELLANEOUS. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes or Old Discount Notes will be resolved by the Company, whose determination will be final and binding. The Company reserves the absolute right to reject any or all tenders that are not in proper form or the acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Old Notes or Old Discount Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Unless waived, any irregularities in connection with tenders or consents must be cured within such time as the Company shall determine. Neither the Company nor the Exchange Agent shall be under any duty to give notification of defects in such tenders or shall incur liabilities for failure to give such notification. Tenders of Old Notes or Old Discount Notes will not be deemed to have been made until such irregularities have been cured or waived. Any Old Notes or Old Discount Notes received by the Exchange Agent that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holder thereof.

                           IMPORTANT TAX INFORMATION

    Under current Federal income tax law, an Old Noteholder or Old Discount Noteholder whose tendered Old Notes or Old Discount Notes, as the case may be, are accepted for payment generally is required to provide the Exchange Agent (as agent for the payer) with his or her correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If such Old Noteholder or Old Discount Noteholder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the Old Noteholder or Old Discount Noteholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Old Noteholders or Old Discount Noteholders with respect to Notes or Discount Notes exchanged pursuant to the Exchange Offer may be subject to backup withholding.

    Certain Old Noteholders or Old Discount Noteholders (including, among others, all corporations and certain foreign individuals) may not be subject to these backup withholding and reporting requirements. Exempt Old Noteholders or Old Discount Noteholders should indicate their exempt status on Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, that Old Noteholder or Old Discount Noteholder must submit a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to his or her exempt status. Such statements can be obtained from the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

    If backup withholding applies, the Exchange Agent is required to withhold 31 percent of any such payments made to the Old Noteholder or Old Discount Noteholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding on payments that are made to an Old Noteholder or Old Discount Noteholder with respect to Old Notes or Old Discount Notes exchanged pursuant to the Exchange Offer, each Old Noteholder or Old Discount Noteholder is required to notify the Exchange Agent of his, her or its correct TIN by completing the Substitute Form W-9 below certifying the TIN provided on such form is correct (or that such Old Noteholder or Old Discount Noteholder is awaiting a TIN) and that (1) such Old Noteholder or Old Discount Noteholder has not been notified by the Internal Revenue Service that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends or (2) the Internal Revenue Service has notified such Old Noteholder or Old Discount Noteholder that he, she or it is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

    The Old Noteholder or Old Discount Noteholder is required to give the Exchange Agent the social security number or employer identification number of the record owner of the Old Notes or Old Discount Notes. If the Old Notes or Old Discount Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.

                         PAYER'S NAME: HARRIS TRUST AND SAVINGS BANK, AS AGENT
 SUBSTITUTE                    PART 1--PLEASE PROVIDE YOUR TIN IN
 FORM W-9                      THE BOX AT RIGHT AND CERTIFY BY             Social Security Number
                               SIGNING AND DATING BELOW.                             OR
                                                                       Employer Identification Number

 DEPARTMENT OF THE TREASURY    PART 2--                              PART 3--
 INTERNAL REVENUE SERVICE      Certification--Under penalties of     Awaiting TIN / /
                               perjury, I certify that:

                               (1)  The number shown on this form
                               is my current taxpayer
                                    identification number (or I am
                                    waiting for a number to be
                                    issued to me) and

                               (2)  I am not subject to backup
                               withholding because: (a) I am exempt
                                    from backup withholding, (b) I
                                    have not been notified by the
                                    Internal Revenue Service (the
                                    IRS) that I am subject to
                                    backup withholding as a result
                                    of a failure to report all
                                    interest or dividends or (c)
                                    the IRS has notified me that I
                                    am no longer subject to backup
                                    withholding.
                               Certificate Instructions--You must cross out Item (2) above if you have
 PAYER'S REQUEST FOR TAXPAYER  been notified by the IRS that you are currently subject to backup
 IDENTIFICATION NUMBER "TIN"   withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such
                               Item (2).

                               SIGNATURE:  DATE:

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31 PERCENT OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER, PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

NOTE:  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
       PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Officer or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.
SIGNATURE ____________________________________________________ DATE ____________